Exhibit 23.01


             CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use of our report on Bartram Holdings, Inc. dated October 24, 2003, in this Registration Statement on Form 10-SB of Bartram Holdings, Inc.




                                              HAEFELE, FLANAGAN & CO., P.C.
                                              Certified Public Accountants
                                              Maple Shade, New Jersey
                                              October 29, 2003